Convertible Notes Payable (Details Narrative) (10-K)	6 Months Ended	12 Months Ended
	Jun. 30, 2020 Notes	Dec. 31, 2019 Integer
Debt Disclosure [Abstract]
Number of convertible notes payable	10	9
Note conversion description	The notes are convertible into common stock at the discretion of the holder at four different conversion rates: $0.01 debt to 1 common share, $0.005 to 1 common share; $0.05 to 1 common share; and $0.04 to 1 common share. As at April 2, 2020, all the convertible notes payable have been amended to include that no such conversion shall result in the Holder holding in excess of 9.99% of the total issued and outstanding common stock of the Company at anytime.	All notes are non-interest bearing, unsecured and payable on demand. The notes are convertible into common stock at the discretion of the holder at five different conversion rates: $0.01 debt to 1 common share, $0.005 to 1 common share; $0.15 to 1 common share; $0.05 to 1 common share; and $0.04 to 1 common share.